Exhibit 21

Subsidiaries of the Registrant (as of December 31, 2022). Ownership is 100% unless otherwise indicated.

Entity Name	Domicile
120dB Films Capital, LLC	Delaware
120dB Films Lending, LLC	Delaware
52 Lime Street Management Limited	United Kingdom
Abercrombie Textiles, LLC	Delaware
Acadia Insurance Company	Iowa
Acadia Insurance Group, LLC	Delaware
Admiral Indemnity Company	Delaware
Admiral Insurance Company	Delaware
Admiral Insurance Group, LLC	Delaware
American Mining Insurance Group, LLC	Delaware
Armada Insurance Services, Inc.	California
BerkDel Investors Limited	Bermuda
Berkley Accident and Health, LLC	Delaware
Berkley Administrators of Connecticut, Inc.	Delaware
Berkley Alliance Managers, LLC	Delaware
Berkley Alternative Markets Insurance Services, LLC	Delaware
Berkley Argentina de Reaseguros S.A.	Argentina
Berkley Asset Protection Underwriters, LLC	Delaware
Berkley Assurance Company	Iowa
Berkley Aviation, LLC	Delaware
Berkley Capital Investors, L.P.	Delaware
Berkley Capital, LLC	Delaware
Berkley Casualty Company	Iowa
Berkley Claims Solutions LLC	Delaware
Berkley Connect Insurance Solutions, LLC	Delaware
Berkley Custom Insurance Managers, LLC	Delaware
Berkley Dean & Company, Inc.	Delaware
Berkley European Brokers AS	Norway
Berkley European Underwriters AS	Norway
Berkley Facultative Reinsurance Services, LLC	Delaware
Berkley FinSecure, LLC	Delaware
Berkley Global Underwriters, LLC	Delaware
Berkley Healthcare Professional Insurance Services, LLC	Delaware
Berkley Insurance Company	Delaware
Berkley Insurance Company – Escritorio De Representacao do Brasil Ltda.	Brazil
Berkley Insurance Services, LLC	Delaware
Berkley International Aseguradora de Riesgos del Trabajo S. A.	Argentina
Berkley International Brasil Participacoes Ltda.	Brazil
Berkley International Compania de Servicios Mexico, S. A de C. V.	Mexico
Berkley International Compania de Servicios Uruguay, S.A.	Uruguay
Berkley International do Brasil Seguros S. A.	Brazil
Berkley International Fianzas Mexico S.A. de C.V.	Mexico
Berkley International Holdings, LLC	Delaware
Berkley International Investments Spain, S.L.U.	Spain
Berkley International Latinoamerica S. A.	Argentina

Berkley International Puerto Rico, LLC	Puerto Rico
Berkley International Seguros Colombia S.A.	Colombia
Berkley International Seguros Mexico S.A. de C.V.	Mexico
Berkley International Seguros, S. A. (99.59% ownership)	Argentina
Berkley International Seguros, S. A. (Uruguay)	Uruguay
Berkley International Services, LLC	Puerto Rico
Berkley International, LLC	New York
Berkley Latin America and Caribbean Managers, LLC	Delaware
Berkley Life and Health Insurance Company	Iowa
Berkley Life Sciences, LLC	Delaware
Berkley London Holdings, Inc.	Delaware
Berkley LS Insurance Solutions, LLC	Delaware
Berkley Managers Insurance Services, LLC	Delaware
Berkley Mid-Atlantic Group, LLC	Delaware
Berkley National Insurance Company	Iowa
Berkley Net Underwriters, LLC	Delaware
Berkley North Pacific Group, LLC	Delaware
Berkley Offshore Underwriting Managers UK, Limited	United Kingdom
Berkley Offshore Underwriting Managers, LLC	Delaware
Berkley Oil & Gas Specialty Services, LLC	Delaware
Berkley Prestige Insurance Company	Iowa
Berkley Product Recall Insurance Agency, LLC	Delaware
Berkley Professional Liability UK Limited	United Kingdom
Berkley Professional Liability, LLC	Delaware
Berkley Program Specialists, LLC	Delaware
Berkley Public Entity Managers, LLC	Delaware
Berkley Re America, LLC	Delaware
Berkley Re Direct, LLC	Delaware
Berkley Re UK Limited	United Kingdom
Berkley Regional Insurance Company	Iowa
Berkley Regional Insurance Services, LLC	Delaware
Berkley Regional Specialty, LLC	Delaware
Berkley Risk Administrators Company, LLC	Minnesota
Berkley Risk Administrators of Texas, Inc.	Texas
Berkley Risk Services of Vermont, Inc.	Delaware
Berkley Risk Solutions, LLC	Delaware
Berkley Select, LLC	Delaware
Berkley Southeast Insurance Group, LLC	Delaware
Berkley Specialty Insurance Company	Delaware
Berkley Specialty Insurance Services, LLC	Delaware
Berkley Specialty Underwriting Managers, LLC	Delaware
Berkley Surety Group, LLC	Delaware
Berkley Technology Services LLC	Delaware
Berkley Technology Underwriters, LLC	Delaware
Berkley Ventures, LLC	Delaware
BI China, Limited	Hong Kong
BIA Japan Services GK	Japan
BIL Advisors, LLC	Delaware
Birchwood Real Estate Capital Limited	England

Birchwood Real Estate Capital UK Limited	England
BREC 1 UK Limited	United Kingdom
BREC Fund 1 CIP GP Limited	Jersey
BREC Fund 1 CIP LP	Jersey
BREC Fund 1 GP Limited	Jersey
BREC Fund 1 Jersey Limited	Jersey
BREC Fund 1 LP	Jersey
Breckenridge Insurance Group, Inc.	Colorado
Breckenridge Insurance Services, LLC	California
Breckenridge IS, Inc.	Delaware
BXM Insurance Services, Inc.	Delaware
Capitol Crossing Advisors, LLC	Delaware
Carolina Casualty Insurance Company	Iowa
Carolina Casualty Insurance Group, LLC	Delaware
CC Equity Holdings, LLC	Delaware
CC Investors, LLC	Delaware
Center Place Holdings LLC (92.59% ownership)	Delaware
CGH Claims Service, Inc.	Pennsylvania
CGH Insurance Group, LLC	Alabama
Clermont Insurance Company	Iowa
Clermont Specialty Managers, Ltd.	New Jersey
Continental Western Group, LLC	Delaware
Continental Western Insurance Company	Iowa
Corporate Imaging Concepts, LLC (82.06% ownership)	Delaware
Cotasy Corporation S. A.	Uruguay
Crypton Investment Holdings LLC (89.5% ownership)	Delaware
Crypton LLC	Michigan
Crypton-NewCo Real Estate LLC	Delaware
East Isles Reinsurance, Ltd.	Bermuda
eCompanyStore, LLC	Delaware
Facultative Resources, Inc.	Connecticut
Fayston Farms Shipping Ltd.	Bermuda
Firemen's Insurance Company of Washington, D.C.	Delaware
Franchise Credit, LLC	Delaware
Gemini Insurance Company	Delaware
Gemini Transportation Underwriters, LLC	Delaware
Great Divide Insurance Company	North Dakota
Greenwich AeroGroup Brazil Holdings, Inc.	Delaware
Greenwich AeroGroup Brazil Leasing, Inc.	Delaware
Greenwich AeroGroup International, Inc.	Delaware
Greenwich AeroGroup Serviços de Aviação do Brazil S.A.	Brazil
Greenwich AeroGroup, Inc.	Delaware
Greenwich Knight Insurance Company, Ltd.	Bermuda
GRG Investment Holdings, Ltd.	Cayman Islands
Guangzhou Meridian Chemical Limited	China
Helivia Aero Taxi S.A.	Brazil
Helivia Participações do Brasil Ltda	Brazil
Insurance Networks Alliance, LLC	Delaware
Interlaken Capital Aviation Holdings, Inc.	Delaware

Interlaken Capital Aviation Services, Inc.	Delaware
Intrepid Casualty Company	Iowa
Intrepid Direct Insurance Agency, LLC	Kansas
Intrepid Insurance Company	Iowa
Intrepid Specialty Insurance Company	Iowa
Jersey International Brokerage Corporation	New Jersey
Kauai Shipping Ltd.	Bermuda
Kekona Shipping Ltd.	Bermuda
Key Care, LLC	North Carolina
Key Risk Insurance Company	Iowa
Key Risk Management Services, LLC	Delaware
Key Risk Underwriting Managers, LLC	Delaware
Kilauea Holdings Ltd.	Bermuda
Kimmei Shipping Ltd.	Bermuda
Kohala Shipping Ltd.	Bermuda
Lady Jane Shipping Ltd.	Bermuda
Lavalier Insurance Services, LLC	Delaware
Lex NY Equities LLC	Delaware
Mad River Shipping Ltd.	Bermuda
MADA Reciprocal Services, Inc.	Minnesota
Magaverse Limited	Hong Kong
Masterclass Limited	Hong Kong
Middle Patent Capital, LLC	Delaware
Midwest Employers Casualty Company	Delaware
Midwest Employers Casualty Group, LLC	Delaware
Midwest Employers Services, LLC	Delaware
Monitor Liability Managers, LLC	Delaware
MPC Memphis HI LLC	Delaware
Nano-Tex Asia Limited	Hong Kong
Nano-Tex LLC	Michigan
Nautilus Excess Insurance Agency, LLC	Delaware
Nautilus Insurance Company	Arizona
Nautilus Insurance Group, LLC	Delaware
Number 9 Shipping Ltd.	Bermuda
Oak Harbor Reinsurance Company	North Carolina
Overby-Seawell Company	Georgia
PGIS, LLC	Texas
Platinum Program Managers & Insurance Services, Inc.	California
Preferred Employers Group, LLC	Delaware
Preferred Employers Insurance Company	California
Professional Aircraft Accessories, Inc.	Delaware
Professional Aviation Associates, Inc.	Georgia
Queen's Island Insurance Company, Ltd.	Bermuda
Rasmussen Agency, Inc.	New Jersey
Regional Excess Underwriters, LLC	Delaware
Reinserco, Inc.	New Jersey
Riverport Insurance Company	Iowa
Riverport Insurance Services, LLC	Delaware
Select Marketing Insurance Services, LLC	California

Signet Star Holdings, Inc.	Delaware
SilverCap-Greenwich, LLC (98.8% ownership)	Delaware
Southeastern Underwriters, Inc.	Virginia
StarNet Insurance Company	Iowa
Starnet Insurance Services, LLC	Delaware
Steamboat Asset Management, LLC	Delaware
Steamboat Opportunity Partners, LLC	Delaware
Summit Aviation, Inc.	Delaware
Target Markets, LLC	Delaware
Target Programs, LLC	Delaware
Tri-State Insurance Company of Minnesota	Iowa
Union Insurance Company	Iowa
Union Standard Insurance Group, LLC	Delaware
Union Standard Management Company, Inc.	Texas
Vela Insurance Services, LLC	Delaware
Verus Underwriting Managers, LLC	Delaware
W. R. Berkley Europe AG	Liechtenstein
W. R. Berkley European Holdings AG	Switzerland
W. R. Berkley European Services GmbH	Switzerland
W. R. Berkley London Holdings, Limited	United Kingdom
W. R. Berkley London Staff, Limited	United Kingdom
W. R. Berkley Mexico, S. A. de C. V.	Mexico
W. R. Berkley Spain, S. L. U.	Spain
W. R. Berkley Syndicate Holdings Limited	United Kingdom
W. R. Berkley Syndicate Limited	United Kingdom
W. R. Berkley Syndicate Management Limited	United Kingdom
W. R. Berkley UK Limited	United Kingdom
Western Aircraft, Inc.	Nevada
Western Pinnacle Insurance Services, Inc.	California
WRBC Aviation Leasing, LLC	Delaware
WRBC Corporate Member Limited	United Kingdom
WRBC Development UK Limited	United Kingdom
WRBC REF Holdings Limited	Bermuda
WRBC Services, Limited	United Kingdom
WRBC Support Services, LLC	Delaware
WRBC Transportation, Inc.	Delaware
W. R. Berkley London Holdings, Limited	United Kingdom
W. R. Berkley London Staff, Limited	United Kingdom
W. R. Berkley Mexico, S. A. de C. V.	Mexico
W. R. Berkley Spain, S. L. U.	Spain
W. R. Berkley Syndicate Holdings Limited	United Kingdom
W. R. Berkley Syndicate Limited	United Kingdom
W. R. Berkley Syndicate Management Limited	United Kingdom
W. R. Berkley UK Limited	United Kingdom
Western Aircraft, Inc.	Nevada
Western Pinnacle Insurance Services, Inc.	California
WRBC Aviation Leasing, LLC	Delaware

WRBC Corporate Member Limited	United Kingdom
WRBC Development UK Limited	United Kingdom
WRBC REF Holdings Limited	Bermuda
WRBC Services, Limited	United Kingdom
WRBC Support Services, LLC	Delaware
WRBC Transportation, Inc.	Delaware